UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 23, 2004

                           Material Technologies, Inc.
                           ---------------------------
              Exact Name of Registrant as specified in its charter

Delaware                                33-23617                  95-4622822
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State or other jurisdiction            Commission                IRS Employer
     of incorporation                  File Number            Identification No.

     11661 San Vicente Blvd., Suite 707, Los Angeles, California           90049
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             Address of principal executive offices                     Zip Code

Registrant's telephone number, including area code: (310) 208-5589


Section 3 - Securities and Trading Markets
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Item 3.02 Unregistered Sales of Equity Securities
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     On August 23, 2004, the registrant issued five hundred ninety-nine thousand shares of registrant's Common Stock par value $.001 (the "Shares") for services rendered by certain engineers who have assisted, and continue to assist, the Company in developing its products. The engineering services rendered by these individuals were valued by the Company at $1,394,173 and the Company relied on Section 4(2) of the Securities Act in issuing the shares to these individuals. The issuance was in a private transaction and was not effected through any broker or dealer.

     On October 1, 2004, the registrant issued thirty-six thousand nine hundred twenty-three shares of registrant's Common Stock par value $.001 (the "Shares") for services to a company who assists companies, such as the registrant, in finding and licensing technologies relevant to the registrant's business enterprise. The services were valued by the Company at $78,055.22 and the Company relied on Section 4(2) of the Securities Act in issuing the shares to this entity. The issuance was to a corporation in a private transaction and was not effected through any broker or dealer.

     On October 6, 2004, the registrant issued two hundred thousand shares of registrant's Common Stock par value $.001 (the "Shares") for services



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     rendered by an individual.  The marketing  services rendered were valued by the Company at $422,800 and the Company relied on Section 4(2) of the Securities Act in issuing the shares to this individual. The issuance was to an individual in a private transaction and was not effected through any broker or dealer.

     On October 14, 2004, the registrant issued one hundred thirty thousand shares of registrant's Common Stock par value $.001 (the "Shares") for cash consideration in the amount of $10,000. The Company relied on Section 4(2) of the Securities Act in issuing the shares. The issuance was a private transaction and was not effected through any broker or dealer.

     On October 15, 2004, the registrant issued two million two hundred sixty thousand shares of registrant's Common Stock par value $.001 (the "Shares") for services rendered by one of its board members. The member's services rendered were valued by the Company at $3,970,820 and the Company relied on
     Section 4(2) of the Securities Act in issuing the shares to this director. The issuance was to a director of the Company in a private transaction and was not effected through any broker or dealer.

     On October 25, 2004, the registrant issued one hundred thousand shares of registrant's Common Stock par value $.001 (the "Shares") for accounting services. The services rendered were valued by the Company at $251,000 and the Company relied on Section 4(2) of the Securities Act in issuing the shares to this individual. The issuance was to an individual in a private transaction and was not effected through any broker or dealer.

     On November 1, 2004, the registrant issued one million five hundred thousand shares of registrant's Common Stock par value $.001 (the "Shares") for engineering, consulting and director services. The services rendered were valued by the Company at $2,520,000 and the Company relied on Section 4(2) of the Securities Act in issuing the shares to this individual. The issuance was to an individual in a private transaction and was not effected through any broker or dealer.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Material Technologies, Inc.


November 8, 2004                                 By: /s/ Robert M. Bernstein
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                                                       Robert M. Bernstein, CEO